================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                October 26, 1999
                Date of Report (Date of earliest event reported)


                             Capital Re Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                       1-10995                  52-1567009
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)


  1325 Avenue of the Americas, New York, New York                 10019
      (Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 974-0100


                                 Not Applicable
          (Former name or former address, if changed since last report)

                             CAPITAL RE CORPORATION

Item 5.  Other Events.

     On October 26, 1999, Capital Re Corporation and ACE Ltd. entered into an Amended and Restated Agreement and Plan of Merger dated as of October 26, 1999, a copy of which is attached as Exhibit 99.1 hereto.

     On October 26, 1999, Capital Re Corporation issued press releases which are included as Exhibits 99.2 and 99.3 hereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           99.1.  Amended and Restated Agreement and Plan of Merger.
           99.2.  Press Release, dated October 26, 1999.
           99.3.  Press Release, dated October 26, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAPITAL RE CORPORATION


Date:  October 26, 1999               By:      /s/ Alan S. Roseman
                                         ---------------------------------------
                                               Alan S. Roseman
                                               Executive Vice President,
                                               General Counsel and Secretary

                                INDEX TO EXHIBITS

Exhibit
Number                       Exhibit Description
------                       -------------------

99.1.                Amended and Restated Agreement and Plan of Merger.
99.2.                Press Release, dated October 26, 1999.
99.3.                Press Release, dated October 26, 1999.